AZZ Inc. Completes Acquisition of Precoat Metals from Sequa Corporation

May 13, 2022 – FORT WORTH, TX – AZZ Inc. (“AZZ” or the “Company”) (NYSE: AZZ), a global provider of galvanizing and metal coating solutions, welding solutions, specialty electrical equipment and highly engineered services for maintaining and building critical infrastructure, today announced that it has completed its previously announced acquisition of the Precoat Metals business division (“Precoat”) of Sequa Corporation (“Sequa”), a portfolio company of global investment firm Carlyle (NASDAQ: CG), for a purchase price of approximately $1.28 billion.

Headquartered in St. Louis, Missouri, Precoat is the leading independent provider of metal coil coating solutions in North America. Precoat engages in the advanced application of protective and decorative coatings and related value-added services for steel and aluminum coil primarily serving the construction; appliance; heating, ventilation and air conditioning (HVAC); container; transportation and other end markets. Precoat has approximately 1,100 employees and operates a network of 13 strategically located manufacturing facilities with 15 coating lines and 17 value-added processing lines. For the twelve months ended December 31, 2021, Precoat generated sales of approximately $700 million and adjusted EBITDA of approximately $137 million.

Tom Ferguson, Chief Executive Officer of AZZ, commented, “Today we welcome the 1,100 employees of Precoat to the AZZ family and begin the work of swiftly integrating Precoat into AZZ while leveraging the opportunities this acquisition creates. As I have previously stated, this acquisition significantly broadens our metal coatings offering, creating unrivaled scale and breadth of solutions in both the prepainted and post-fabrication coatings markets. We believe the coil coating market will provide sustainable future growth for AZZ, and we are excited to add a talented leadership team that shares similar values as well as employee and customer focus as we do at AZZ. This acquisition is consistent with our previously communicated strategy prioritizing North American coatings targets with strong strategic fit that are accretive within the first year of operation, and it is a testament to our commitment to drive profitable growth. This acquisition represents a continued transition of AZZ from a diverse holding company to a focused provider of coating and galvanizing services for critical applications.”

Kurt Russell, President of Precoat, commented, “This is an exciting milestone for Precoat Metals, as we continue our 60-year evolution. As the Precoat business shifts from being a non-core asset to one that is a paramount strategic priority within AZZ, Precoat will have the resources needed to continue our core growth strategies in support of our customers and, in return, accelerate sales growth and earnings for AZZ.”

About AZZ Inc.

AZZ Inc. is a global provider of galvanizing and a variety of metal coating solutions, welding solutions, specialty electrical equipment and highly engineered services to a broad range of markets, including, but not limited to, the power generation, transmission, distribution, refining and industrial markets. AZZ’s Metal Coatings segment is a leading provider of metal finishing solutions for corrosion protection, including hot-dip galvanizing, spin galvanizing, powder coating, anodizing and plating, to the North American steel fabrication industry. AZZ’s Infrastructure Solutions segment is dedicated to delivering safe and reliable transmission of power from generation sources to end customers, and automated weld overlay solutions for corrosion and erosion mitigation to critical infrastructure in the energy and waste management markets worldwide.

About Precoat Metals

Founded in 1961 and headquartered in St. Louis, Missouri, Precoat Metals is the leading independent provider of metal coil coating solutions in North America. Precoat engages in the advanced application of protective and decorative coatings and related value-added services for steel and aluminum coil primarily serving the construction; appliance; heating, ventilation and air conditioning (HVAC); container; transportation and other end markets. Precoat has approximately 1,100 employees and operates a network of 13 strategically located manufacturing facilities with 15 coating lines and 17 value-added processing lines.

Safe Harbor Statement

Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This press release may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially continue to be adversely impacted by the ongoing COVID-19 pandemic, including governmental issued mandates regarding the same. We could also experience additional increases in labor costs, components and raw materials, including zinc and natural gas, which are used in our hot dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition or disposition opportunities; currency exchange rates; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2022 and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Non-GAAP Financial Measures

Some of the financial information and data contained in this press release, such as adjusted EBITDA, have not been prepared in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). The Company’s management believes that the presentation of these non-GAAP financial measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of the Company’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as adjusted EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP.

While the Company believes these non-GAAP measures are useful in evaluating the Company’s performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies.

Company Contact:
David Nark, Senior Vice President of Marketing, Communications and Investor Relations
AZZ Inc.
(817) 810-0095
www.azz.com

Investor Contact:
Joe Dorame, Managing Partner
Lytham Partners
(602) 889-9700
www.lythampartners.com